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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




  Date of Report (Date of Earliest Event Reported): May 24, 2001 (May 17, 2001)


                               booktech.com, inc.
             (Exact name of registrant as specified in its charter)


      Nevada                       0-26903                       88-0409153
(State or other                  (Commission                   (IRS Employer
 jurisdiction of                 File Number)                Identification No.)
 incorporation)

            42 Cummings Park
         Woburn, Massachusetts                             01801
         (Address of Principal                          (Zip Code)
           Executive Offices)

       Registrant's telephone number, including area code: (781) 933-5400


             (Former name or address, if changed since last report)


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Item 5.      Other Events.

          Reference is made to the Company's related press releases attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the final paragraph of the press releases). The attached releases were disclosed to the public on May 17, 2001.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

            Exhibit No.               Description of Exhibit
            ----------                ----------------------

             99.1                     Press Release dated May 17, 2001

             99.2                     Press Release dated May 17, 2001





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            booktech.com, inc.
                            (Registrant)

Date:    May 24, 2001       By:  /s/ William G. Christie
                                 -----------------------------------------------
                                 Name:  William G. Christie
                                 Title: President and Chief Executive Officer